UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 8, 2017, Dynavax Technologies Corporation (the “Company”) and inVentiv Commercial Services, LLC (“inVentiv,” and together with the Company, the “Parties”) entered into a project agreement (the “Project Agreement”) pursuant to that certain Master Services Agreement, by and between the Parties, dated as of January 11, 2016 (the “MSA”). Pursuant to the Project Agreement, inVentiv will provide a field force of account managers to provide certain detailing services, sales operation services, compliance services and training services with respect to HEPLISAV-B to the Company in exchange for an up-front implementation fee and a fixed annual fee.

The Project Agreement terminates automatically on the second anniversary of the date of the first activity undertaken by inVentiv to detail HEPLISAV-B (the “Deployment Date”) unless earlier extended upon the mutual written agreement of the Parties. The Company may terminate the Project Agreement for any reason upon timely notice; provided, however, that if the Company terminates the Project Agreement prior to the first anniversary of the Deployment Date, the Company will be obligated to pay inVentiv a termination fee, the amount of which varies depending on the date of termination.

The foregoing summary of the Project Agreement is not complete and is qualified in its entirety by reference to the Project Agreement and the MSA, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2017. Certain terms of the Project Agreement have been omitted from this Form 8-K and will be omitted from the version to be filed as an exhibit to the Form 10-K pursuant to a Confidential Treatment Request that the Company plans to submit to the Securities and Exchange Commission at the time of the filing of the Form 10-K.

Item 8.01.	Other Events

On November 9, 2017, the Company issued a press release titled “Dynavax Announces FDA Approval of HEPLISAV-BTM for Prevention of Hepatitis B in Adults”. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release, dated November 9, 2017, titled “Dynavax Announces FDA Approval of HEPLISAV-BTM for Prevention of Hepatitis B in Adults”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: November 14, 2017	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Vice President, General Counsel and Chief Ethics and Compliance Officer